SUB - ITEM 77Q1(a)

The Amended and Restated By-Laws for Massachusetts Investors Trust, dated January 1, 2002 as revised June 23, 2004, are contained in Post-Effective Amendment No. 50 to the Registration Statement for MFS Series Trust X (File Nos. 33-1657 and 811-4492), as filed with the Securities and Exchange Commission via EDGAR on July 9, 2004, under Rule 485 under the Securities Act of 1933. Such document is incorporated herein by reference.